Alliance Worldwide
Privatization Fund

Semi-Annual Report
December 31, 2002

                                                          AllianceCapital [LOGO]
                                            The Investment Professional's Choice

                                Investment Products Offered
                                =============================
                                o Are Not FDIC Insured
                                o May Lose Value
                                o Are Not Bank Guaranteed
                                =============================

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

LETTER TO SHAREHOLDERS
February 1, 2003

Dear Shareholder:
This report contains the performance, market overview and outlook for Alliance Worldwide Privatization Fund (the "Fund") for the semi-annual reporting period ended December 31, 2002. Edward D. Baker, III has been named Portfolio Manager of the Fund, succeeding Mark Breedon, who had managed the Fund since its inception in June 1994. Mr. Baker is the head of Alliance's Emerging Markets Equity research team in London.

Investment Objective and Policies
This open-end fund seeks long-term capital appreciation. The Fund invests substantially all of its assets in equity securities issued by companies that are undergoing, or have undergone, privatization, and in securities of companies believed by Alliance to be beneficiaries of privatizations.

Investment Results
The following table provides the performance results for the Fund and the Morgan Stanley Capital International (MSCI) World (minus the U.S.) Index, as well as the MSCI Emerging Markets Free (EMF) Index, for the six- and 12-month periods ended December 31, 2002. We also have included the performance results for the Fund's benchmark, a 65%/35% composite of the MSCI World (minus the U.S.) Index and the MSCI EMF Index, respectively, which more closely reflects the Fund's investment orientation and portfolio characteristics than either of the indices standing alone.


  INVESTMENT RESULTS*
  Periods Ended December 31, 2002

                     ======================
                         Total Returns
                     ======================
                     6 Months     12 Months
--------------------------------------------
Alliance
Worldwide
Privatization
Fund
     Class A            -7.94%    -6.22%
--------------------------------------------
     Class B            -8.29%    -6.84%
--------------------------------------------
     Class C            -8.29%    -6.84%
--------------------------------------------
MSCI World
(minus the U.S.)
Index                  -14.28%   -15.51%
--------------------------------------------
MSCI EMF
Index                   -7.90%   -6.00%
--------------------------------------------
65%/35%
Composite:
MSCI World
(minus the
U.S.) Index/
MSCI EMF
Index                  -12.05%  -12.18%
--------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of December 31, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.


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                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 1

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   The unmanaged Morgan Stanley Capital International (MSCI) World (minus the
   U.S.) Index is a market capitalization-weighted index that measures the performance of stock markets in 22 countries outside the United States. The unmanaged MSCI Emerging Markets Free (EMF) Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific Basin. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Worldwide Privatization Fund.

   Additional investment results appear on pages 5-8.

During the six- and 12-month periods ended December 31, 2002, the Fund returned -7.94% and -6.22%, respectively. The Fund's benchmark, a composite of the Morgan Stanley Capital International (MSCI) World (minus the U.S.) Index and the MSCI Emerging Markets Free (EMF) Index, posted returns of -12.05% and -12.18%, respectively over the same time periods. The Fund's outperformance compared to its composite benchmark was primarily a result of strong stock selection. Stock selection added to relative outperformance across all investment regions, including both the developed and emerging markets.

Specifically, stock picks within European utilities, Eastern European financials and global resources were among the principal drivers of the Fund's outperformance, while the Fund's health care holdings proved weak. Asset allocation made a modest positive contribution to the Fund's relative returns, with overweight positions in the Eastern European, Middle Eastern and African regions notably contributing to the Fund's outperformance. The Fund's relative underweight position in Asia ex-Japan somewhat negatively impacted performance by offsetting positive returns.

Market Review
Equity markets were highly volatile over the review period as a difficult combination of a weak global economy, declines in corporate profits with repeated profit warnings, corporate scandals and several major bankruptcies hit equity prices. Risk aversion rose sharply during the period and investors shifted assets into alternative havens, such as government bonds, intensifying the downward pressure on the markets. While companies attempted to restructure from the often excessive investments of previous years, cost cutting initiatives were of limited success in the face of stagnant revenues and limited pricing power.

Geopolitical unrest further exacerbated the negative sentiment with continued violence in the Middle East, the prospect of war against Iraq and the ever present threat of terrorist attacks. There was extreme divergence of returns at the country level. For example, Germany was a key laggard as economic stagnation took hold. Germany was down 33.2% as measured by the MSCI Index series. On the other hand, Japan's relative performance was aided by anticipation of structural reform, with the MSCI Japan Index down 10.3%.



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2 o ALLIANCE WORLDWIDE PRIVATIZATION FUND


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Despite debt crises and subsequent economic, currency and equity price collapses in both Turkey and Argentina, the overall emerging markets group outperformed its developed peers for the third consecutive year. The superior relative returns of emerging markets were a result of more visible economic growth prospects, as well as attractive equity market valuations. Eastern Europe performed notably well as the positive forces of convergence increased due to the rising probability of entry into the European Union. Resource-backed countries such as South Africa and Russia were also market leaders.

Throughout the year, the business and investment climate was difficult across all sectors. Companies operating in the more defensive sectors, including consumer staples, energy and utilities, struggled to generate positive absolute returns. The legacy of the bubble years continued to bite within the technology, media and telecommunications sectors, and these groups witnessed the steepest declines. Technology companies, in particular, saw revenues collapse and experienced a sequence of downward earnings revisions.

Telecommunication stocks were the victims of balance sheet weakness amidst declining demand for telecommunications services, although a series of refinancing initiatives did lend them some support during the latter part of the period. Health care stocks were not immune from the market woes and suffered from government price cuts, increased use of generic products and lower FDA approval rates. Financials performed poorly as fears of slower loan growth, security market exposure and credit risk hit the banks and solvency concerns impacted insurance companies.

The level of privatization activity among equities was dictated by the weak market environment. As a result, deal-flow remained at depressed levels. Privatization did, however, make up a sizeable proportion of the overall quantity of initial public offerings (IPO). This was most apparent in Asia where China was yet again at the forefront of privatization as several large state-owned enterprises were listed.

Investment Outlook
Global equity markets continue to face a variety of difficult uncertainties. The key issues remain the scale and recovery potential of the global economy and its subsequent impact on the business cycle and corporate profitability. The state of the U.S. economy will be of primary importance to this, however we have a moderately optimistic outlook. We are hopeful that measures taken by the U.S. authorities will act to stimulate corporate investment spending and maintain the health of the U.S. consumer.

Outside the U.S., the European Central Bank's recent reduction in interest rates is a move away from its historically restrictive monetary policy and should provide a welcome boost to the region's stagnant economies. Japan remains stuck in a deflationary rut, and the government continues to lack the resolve necessary to implement structural reforms. Deflation will likely continue and growth will be stifled unless the government can overcome its inertia.

One of the major issues of concern is the possibility of a war against Iraq. While most commentators expect a brief conflict and a subsequent rally in equity prices, it is worth cautioning that a pro-


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 3
tracted war could almost certainly cause turmoil on world stock markets, result in a spike of oil prices and hamper global economic growth. The threat of terrorism remains another area of uncertainty.

On a brighter note, equity valuations are, in our opinion, at attractive levels despite sizeable downgrades in earnings. Indeed a recent increase in merger and acquisition activity has lent support to equity prices and perhaps signals that the corporate sector also believes valuations are attractive.

We anticipate the pace of privatization activity to accelerate as the global economic outlook improves. The established trend of privatization transactions broadening across new industry sectors is expected to persist. We also expect a number of countries that have previously not participated in the privatization process to do so, thus offering the Fund a wealth of future exciting investment opportunities. The recent growth in public sector budget deficits is also likely to provide a new impetus for privatization activity and public sector outsourcing as governments seek to raise funds in their struggle to control public finances.

We continue to focus the Fund on companies with superior growth potential and strong management teams in the belief that such companies will generate higher long-term investment returns. We continue to emphasize diversification in the Fund, as the success of privatization gives us access to investment opportunities in new countries and an expanding number of industries.

Thank you for your continued interest and investment in Alliance Worldwide Privatization Fund. We look forward to reporting the Fund's progress to you in the upcoming months.

Sincerely,

/s/ John D. Carifa

John D. Carifa
Chairman and President

/s/ Edward D. Baker

Edward D. Baker, III
Senior Vice President


[PHOTO] John D. Carifa

[PHOTO] Edward D. Baker, III

Edward D. Baker, III, Portfolio Manager, has over 27 years of investment experience.

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4 o ALLIANCE WORLDWIDE PRIVATIZATION FUND


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PERFORMANCE UPDATE

ALLIANCE WORLDWIDE PRIVATIZATION FUND
GROWTH OF A $10,000 INVESTMENT
6/30/94* TO 12/31/02



Alliance Worldwide Privatization Fund Class A: $13,993

MSCI Emerging Markets Free Index: $7,269

MSCI World (minus the U.S.) Index: $10,809

Composite: $9,570

[ DATA BELOW REPRESENT MOUNTAIN GRAPH ]

           Alliance Worldwide           MSCI Emerging       MSCI World (minus
            Privatization Fund       Markets Free Index      the U.S.) Index         Composite**
6/30/94*           9578                    10000                  10000                 10000
12/31/94           9804                    10339                   9952                 10087
12/31/95          10285                     9800                  11123                 10660
12/31/96          12664                    10391                  11924                 11387
12/31/97          14333                     9187                  12229                 11164
12/31/98          15612                     6859                  14566                 11869
12/31/99          24407                    11414                  18684                 16140
12/31/00          18224                     7920                  16226                 13319
12/31/01          14921                     7733                  12793                 11022
12/31/02          13993                     7269                  10809                  9570


This chart illustrates the total value of an assumed $10,000 investment in Alliance Worldwide Privatization Fund Class A shares (from 6/30/94* to 12/31/02) as compared to the performance of appropriate indices. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Morgan Stanley Capital International (MSCI) World (minus the U.S.) Index is a market capitalization-weighted index that measures the performance of stock markets in 22 countries outside the United States.

The unmanaged MSCI Emerging Markets Free (EMF) Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific Basin.

When comparing Alliance Worldwide Privatization Fund to the indices shown above, you should note that no sales charges are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Worldwide Privatization Fund.

*  Closest month-end after Fund's Class A share inception date of 6/2/94.

** The composite is a blend of 65% of the MSCI World (minus the U.S.) Index and 35% of the MSCI EMF Index.

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                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 5

PERFORMANCE UPDATE

ALLIANCE WORLDWIDE PRIVATIZATION FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 12/31


n Alliance Worldwide Privatization Fund
n Composite*


Alliance Worldwide Privatization Fund--Yearly Periods Ended 12/31
--------------------------------------------------------------------------------
                    Alliance Worldwide
                    Privatization Fund            Composite*
--------------------------------------------------------------------------------
     12/31/94**          -0.20%                     0.64%
     12/31/95             4.91%                     5.82%
     12/31/96            23.14%                     6.79%
     12/31/97            13.18%                    -2.39%
     12/31/98             8.92%                     3.55%
     12/31/99            56.33%                    41.62%
     12/31/00           -25.33%                   -19.27%
     12/31/01           -18.13%                   -14.58%
     12/31/02            -6.22%                   -12.18%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for Class B, Class C and Advisor Class shares will vary from the results shown above due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

* Composite: 65% Morgan Stanley Capital International (MSCI) World (minus the U.S.) Index/35% MSCI Emerging Markets Free (EMF) Index. The unmanaged MSCI World (minus the U.S.) Index is a market capitalization-weighted index that measures the performance of stock markets in 22 countries outside the United States. The unmanaged MSCI EMF Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific Basin. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Worldwide Privatization Fund.

** The Fund's return for the period ended 12/31/94 is from the Fund's inception date of 6/2/94 through 12/31/94. The benchmark's return for the period ended 12/31/94 is from 5/31/94 through 12/31/94.


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6 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

PORTFOLIO SUMMARY
December 31, 2002 (unaudited)

INCEPTION DATES            PORTFOLIO STATISTICS
Class A Shares             Net Assets ($mil): $219.7
6/2/94                     Median Market Capitalization($mil): $13,274
Class B Shares
6/2/94
Class C Shares
2/8/95


SECTOR BREAKDOWN
n  22.7%   Finance
n  19.0%   Consumer Services
n  17.1%   Utilities
n  12.9%   Energy
n   7.4%   Transportation
n   6.9%   Health Care
n   5.4%   Technology
n   4.1%   Consumer Staples
n   3.8%   Basic Industry
n   0.5%   Multi-Industry
n   0.2%   Aerospace & Defense


SECURITY BREAKDOWN
n  88.0%  Common Stock
n   9.7%  American Depositary Receipt
n   1.5%  Global Depositary Receipt
n   0.8%  Preferred Stock


All data as of December 31, 2002. The Fund's sector and security breakdowns are expressed as a percentage of total investments and may vary over time.

--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 7

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002

Class A Shares
--------------------------------------------------------------------------------
                         Without Sales Charge         With Sales Charge
              1 Year            -6.22%                     -10.24%
             5 Years            -0.48%                      -1.35%
     Since Inception*            4.21%                       3.69%

Class B Shares
--------------------------------------------------------------------------------
                         Without Sales Charge          With Sales Charge
              1 Year            -6.84%                     -10.57%
             5 Years            -1.20%                      -1.20%
     Since Inception*            3.51%                       3.51%

Class C Shares
--------------------------------------------------------------------------------
                         Without Sales Charge          With Sales Charge
              1 Year           -6.84%                      -7.77%
             5 Years           -1.22%                      -1.22%
     Since Inception*           4.40%                       4.40%

The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

Substantially, all of the Fund's assets will be invested in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*Since Inception: 6/2/94 Class A and Class B; 2/8/95 Class C.


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8 o ALLIANCE WORLDWIDE PRIVATIZATION FUND


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TEN LARGEST HOLDINGS
December 31, 2002 (unaudited)

                                                                 Percent of
Company                                        U.S. $ Value      Net Assets
--------------------------------------------------------------------------------
Japan Tobacco, Inc.--Manufactures and
  distributes tobacco products in Japan.        $7,161,044          3.3%
--------------------------------------------------------------------------------
National Grid Transco Plc.--Operates
  electricity and telecom networks. The
  group's electricity networks are located
  in the U.K., U.S. and Australia, in addition
  to having joint ventures in Argentina and
  the Zambian Copperbelt. The group's
  telecom networks are located in
  Argentina, Brazil, Chile and Poland.
  The group also owns approximately
  33% of Energis Plc, supplying voice,
  data and internet services.                    6,752,062         3.1
--------------------------------------------------------------------------------
Vodafone Group Plc.--Provides mobile
  telecommunications services, including
  paging, digital and cellular telephones.       6,670,390         3.0
--------------------------------------------------------------------------------
East Japan Railway Co.--Provides rail
  transportation services in the Kanto
  and Tohoku regions, including Tokyo.
  The company's services include the
  shinkansen (bullet train) network
  and the Tokyo metropolitan network.
  The company also leases real estate
  and operates hotel,
  travel and restaurant businesses.              6,576,960         3.0
--------------------------------------------------------------------------------
BNP Paribas, SA--Attracts deposits and
  offers banking services.                       6,391,898         2.9
--------------------------------------------------------------------------------
Kookmin Bank--Provides various
  commercial banking services such as
  deposits, credit cards, trust funds, foreign
  exchange transactions, corporate finance
  and internet banking services.                 6,167,894         2.8
--------------------------------------------------------------------------------
Nomura Holdings, Inc.--A comprehensive
  securities company whose financial
  services include dealing, brokerage,
  underwriting and distribution of securities.
  The company has subsidiaries all over
  the world.                                    5,987,554        2.7
--------------------------------------------------------------------------------
ENI SpA--Explores, distributes and
  markets oil, gas and petrochemicals.
  The company also offers oilfield and
  engineering services and operates in
  over 70 countries.                            5,402,927        2.5
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 9

                                                                 Percent of
Company                                        U.S. $ Value      Net Assets
--------------------------------------------------------------------------------
Sanofi-Synthelabo, SA--The company
  produces prescription and generic
  pharmaceuticals primarily for
  cardiovascular, central nervous system
  and internal medicine disorders and
  oncology.                                    $5,301,826        2.4%
--------------------------------------------------------------------------------
Fubon Financial Holding Co., Ltd.--
  A financial holding company formed
  through Fubon Insurance, Fubon
  Securities, Fubon Commercial Bank
  and Fubon Life Assurance                     5,272,170        2.4
--------------------------------------------------------------------------------
                                             $61,684,725       28.1%
--------------------------------------------------------------------------------


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10 o ALLIANCE WORLDWIDE PRIVATIZATION FUND


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SECTOR DIVERSIFICATION
December 31, 2002 (unaudited)

                                                                      Percent of
                                           U.S. $ Value               Net Assets
--------------------------------------------------------------------------------
Aerospace & Defense                        $   472,135                   0.2%
--------------------------------------------------------------------------------
Basic Industries                             8,436,666                   3.8
--------------------------------------------------------------------------------
Consumer Services                           41,916,215                  19.1
--------------------------------------------------------------------------------
Consumer Staples                             9,130,406                   4.2
--------------------------------------------------------------------------------
Energy                                      28,547,570                  13.0
--------------------------------------------------------------------------------
Finance                                     50,041,515                  22.8
--------------------------------------------------------------------------------
Healthcare                                  15,278,589                   7.0
--------------------------------------------------------------------------------
Multi-Industry                               1,196,642                   0.5
--------------------------------------------------------------------------------
Technology                                  11,877,459                   5.4
--------------------------------------------------------------------------------
Transportation                              16,408,490                   7.5
--------------------------------------------------------------------------------
Utilities                                   37,654,751                  17.1
--------------------------------------------------------------------------------
Total Investments                          220,960,438                 100.6
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities    (1,249,466)                 (0.6)
--------------------------------------------------------------------------------
Net Assets                                $219,710,972                 100.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     ALLIANCE WORLDWIDE PRIVATIZATION FUND o 11


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PORTFOLIO OF INVESTMENTS
December 31, 2002 (unaudited)

Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-100.6%

Australia-1.3%
CSL, Ltd. ..........................................       232,500    $2,826,130
                                                                      ----------
Austria-2.4%
Flughafen Wien AG ..................................        25,802       865,791
Gedeon Richter Rt ..................................        17,860     1,179,022
Telekom Austria AG(a) ..............................       297,226     3,007,627
                                                                      ----------
                                                                       5,052,440
                                                                      ----------
Brazil-3.6%
Brasil Telecom Participacoes, SA (ADR) .............        18,000       454,500
Companhia Paranaense de
  Energia-Copel (ADR) ..............................        80,000       224,800
Companhia Siderurgica Nacional, SA (ADR) ...........         5,000        71,700
Companhia Vale do Rio Doce (ADR) ...................        48,100     1,390,571
  Sponsored ADR ....................................        22,000       605,000
Empresa Brasileira de Aeronautica, SA
  (Embraer) (ADR) ..................................        29,694       472,135
Gerdau, SA pfd(a) ..................................    85,583,870       834,080
  Sponsored ADR ....................................        70,000       623,000
Investimentos Itau, SA pfd(a) ......................     1,829,389       971,540
Petroleo Brasileiro, SA (ADR) ......................       154,000     2,063,600
Tele Norte Leste Participacoes, SA (ADR) ...........        20,000       147,000
                                                                      ----------
                                                                       7,857,926
                                                                      ----------
Chile-0.1%
Enersis, SA (ADR)(a) ...............................        42,000       171,780
                                                                      ----------
China-1.9%
Beijing Capital International Airport Co., Ltd. ....     9,478,000     2,126,870
China Petroleum and Chemical Corp. .................    11,969,000     2,010,552
                                                                      ----------
                                                                       4,137,422
                                                                      ----------
Czech Republic-0.8%
Komercni Banka AS ..................................        25,773     1,789,167
                                                                      ----------
Egypt-1.6%
Eastern Co. for Tobacco & Cigarettes ...............       162,824     1,969,362
Egyptian Co. for Mobile Services ...................       233,275     1,556,846
                                                                      ----------
                                                                       3,526,208
                                                                      ----------
Finland-1.7%
Fortum OYJ .........................................       256,359     1,680,113
Sampo OYJ ..........................................       180,157     1,369,617
TietoEnator OYJ ....................................        55,473       756,197
                                                                      ----------
                                                                       3,805,927
                                                                      ----------

--------------------------------------------------------------------------------
12 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------
France-8.6%
BNP Paribas, SA ................................         156,983     $ 6,391,898
Dassault Systems, SA ...........................          59,900       1,290,141
Sanofi-Synthelabo, SA ..........................          86,800       5,301,826
STMicroelectronics NV ..........................         105,115       2,058,977
TF1-TV Francaise ...............................          92,890       2,479,917
TotalFinaElf Series B ..........................           9,354       1,334,951
                                                                      ----------
                                                                      18,857,710
                                                                      ----------
Germany-3.6%
Deutsche Lufthansa AG(a) .......................          88,025         831,650
Deutsche Post AG ...............................         324,334       3,404,367
Fraport AG .....................................         149,237       2,660,329
Rhoen-Klinikum AG ..............................          29,666       1,003,226
                                                                      ----------
                                                                       7,899,572
                                                                      ----------
Ghana-0.6%
Ashanti Goldfields Co., Ltd. (GDR)(a) ..........         242,500       1,418,625
                                                                      ----------
Greece-1.8%
Greek Organization of Football Prognostics .....         207,600       2,185,601
Public Power Corp. .............................         122,000       1,686,107
                                                                      ----------
                                                                       3,871,708
                                                                      ----------
Hong Kong-1.3%
China Unicom, Ltd.(a) ..........................       1,348,000         916,119
CNOOC, Ltd. ....................................       1,462,000       1,912,202
                                                                      ----------
                                                                       2,828,321
                                                                      ----------
Hungary-1.4%
OTP Bank Rt ....................................         317,445       3,118,708
                                                                      ----------
India-0.4%
Punjab National Bank, Ltd.(a) ..................         609,200         926,187
                                                                      ----------
Italy-4.9%
Acegas SpA .....................................         220,535       1,056,826
Enel SpA .......................................         245,348       1,276,069
ENI SpA ........................................         340,100       5,402,927
Telecom Italia SpA .............................         397,917       3,016,759
                                                                      ----------
                                                                      10,752,581
                                                                      ----------


--------------------------------------------------------------------------------
                                     ALLIANCE WORLDWIDE PRIVATIZATION FUND o 13

Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------
Japan-15.3%
East Japan Railway Co. .........................           1,326     $ 6,576,960
Japan Airlines System Corp.(a) .................         516,000       1,099,352
Japan Tobacco, Inc. ............................           1,071       7,161,044
Mitsubishi Tokyo Financial Group, Inc. .........             704       3,823,832
Nippon Telegraph & Telephone Corp. .............             898       3,259,267
Nomura Holdings, Inc. ..........................         533,000       5,987,554
NTT DoCoMo, Inc. ...............................           2,350       4,333,895
West Japan Railway Co. .........................             379       1,343,655
                                                                      ----------
                                                                      33,585,559
                                                                      ----------
Luxembourg-1.5%
Tenaris, SA (ADR)(a) ...........................         171,921       3,304,322
                                                                      ----------
Mexico-5.3%
America Movil, SA de CV Series L ...............          97,406       1,398,750
Grupo Aeroportuario del Sureste, SA de CV
  (ADR) ........................................          41,000         481,750
Grupo Financiero Banorte, SA de CV
  Series O .....................................       2,149,877       5,261,215
Grupo Financiero BBVA Bancomer,
  SA de CV(a) ..................................       1,900,000       1,442,322
Telefonos de Mexico, SA de CV Cl. L (ADR)                 94,406       3,019,104
                                                                      ----------
                                                                      11,603,141
                                                                      ----------
Netherlands-1.3%
ING Groep NV(a) ................................         175,543       2,970,961
                                                                      ----------
Norway-0.9%
Telenor ASA ....................................         493,600       1,885,463
                                                                      ----------
Peru-0.5%
Exsa, SA(b) ....................................       2,097,115       1,196,642
                                                                      ----------
Poland-1.6%
Bank Pekao, SA .................................          68,637       1,693,966
Polski Koncern Naftowy Orlen, SA (GDR) .........         200,300       1,842,760
                                                                      ----------
                                                                       3,536,726
                                                                      ----------
Russia-2.5%
AO VimpelCom (ADR)(a) ..........................          47,400       1,517,274
Mobile Telesystems (ADR)(a) ....................          37,800       1,403,892
YUKOS (ADR) ....................................          18,500       2,585,375
                                                                      ----------
                                                                       5,506,541
                                                                      ----------
Singapore-0.9%
DBS Group Holdings, Ltd. .......................         330,535       2,096,034
                                                                      ----------
South Africa-1.7%
Iscor, Ltd. ....................................         703,000       1,742,027
MTN Group, Ltd.(a) .............................       1,365,800       1,951,029
                                                                      ----------
                                                                       3,693,056
                                                                      ----------


--------------------------------------------------------------------------------
14 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------
South Korea-6.2%
Kookmin Bank(a) .........................                 95,581     $ 3,384,682
  ADR(a) ................................                 78,733       2,783,212
POSCO ...................................                 25,990       2,585,743
SK Telecom Co., Ltd.(a) .................                 25,230       4,871,354
                                                                      ----------
                                                                      13,624,991
                                                                      ----------

Spain-2.2%
Amadeus Global Travel Distribution, SA ..                221,973         914,750
Iberia Lineas Aereas de Espana, SA ......                703,343       1,032,536
Indra Sistemas, SA ......................                174,065       1,182,759
Telefonica, SA(a) .......................                189,799       1,697,668
                                                                      ----------
                                                                       4,827,713
                                                                      ----------

Sweden-1.4%
  Eniro AB ..............................                481,478       3,045,577
                                                                      ----------
Switzerland-0.2%
Unique Zurich Airport(a) ................                 18,000         559,572
                                                                      ----------
Taiwan-3.3%
Fubon Financial Holding Co., Ltd. .......              6,618,865       5,272,170
Taiwan Semiconductor Manufacturing Co.,
  Ltd.(a) ...............................              1,582,123       1,945,121
                                                                      ----------

                                                                       7,217,291
                                                                      ----------
Thailand-1.4%
PTT Public Co., Ltd. ....................              1,866,500       1,832,977
Ratchaburi Electricity Generating Holding
  Public Co., Ltd. ......................              3,029,300       1,193,467
                                                                      ----------
                                                                       3,026,444
                                                                      ----------
Trinidad & Tobago-0.4%
B.W.I.A. International Airways, Ltd.(a)(b)             2,727,272         996,272
                                                                      ----------
Turkey-1.0% Dogan
Yayin Holding AS(a)                                  984,966,258       1,438,881
Turkiye Garanti Bankasi AS(a)                        585,594,268         758,450
                                                                   ------------
                                                                       2,197,331
                                                                      ----------
United Kingdom-13.3%
BP Plc ...............................                   512,290       3,520,965
British Sky Broadcasting Group Plc.(a)                   272,476       2,802,509
BT Group Plc .........................                   698,661       2,192,901
Capita Group Plc .....................                   466,451       1,858,229
Centrica Plc .........................                   885,000       2,435,888
Mersey Docks & Harbour Co. ...........                   184,032       1,381,857
mm02 Plc.(a) .........................                 2,190,247       1,559,999
National Grid Transco Plc ............                   918,920       6,752,062
Vodafone Group Plc ...................                 3,659,275       6,670,390
                                                                      ----------
                                                                      29,174,800
                                                                      ----------


--------------------------------------------------------------------------------
                                     ALLIANCE WORLDWIDE PRIVATIZATION FUND o 15

Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------
United States-3.6%
Affiliated Computer Services, Inc. Cl. A(a)              56,600   $   2,979,990
deCode Genetics, Inc.(a) ..................             234,100         433,085
Pharmacia Corp. ...........................             108,500       4,535,300
                                                                  -------------
                                                                      7,948,375
                                                                  -------------
Venezuela-0.1%
Compania Anonima Nacional Telefonos
  de Venezuela (ADR) ......................               9,779         123,215
                                                                  -------------
Total Investments-100.6%
  (cost $228,176,510) .....................                         220,960,438
Other assets less liabilities-(0.6%) ......                          (1,249,466)
                                                                  -------------
Net Assets-100% ...........................                       $ 219,710,972
                                                                  =============


(a)  Non-income producing security.
(b)  Illiquid security, valued at fair value (see Note A).
     Glossary of terms:
     ADR-American Depositary Receipt
     GDR-Global Depositary Receipt
     See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

STATEMENT OF ASSETS & LIABILITIES
December 31, 2002 (unaudited)


Assets
Investments in securities, at value (cost $228,176,510) ...................   $ 220,960,438
Foreign cash, at value (cost $118,441) ....................................         118,424
Receivable for investment securities sold and
   foreign currency contracts .............................................         971,928
Dividends receivable ......................................................         437,978
Receivable for capital stock sold .........................................         380,052
                                                                              -------------
Total assets ..............................................................     222,868,820
                                                                              -------------
Liabilities
Due to custodian ..........................................................       1,672,458
Payable for capital stock redeemed ........................................         641,921
Advisory fee payable ......................................................         188,220
Payable for investment securities purchased ...............................         128,666
Distribution fee payable ..................................................          92,986
Accrued expenses ..........................................................         433,597
                                                                              -------------
Total liabilities .........................................................       3,157,848
                                                                              -------------
Net Assets ................................................................   $ 219,710,972
                                                                              =============
Composition of Net Assets
Capital stock, at par .....................................................   $      29,658
Additional paid-in capital ................................................     288,168,305
Accumulated net investment loss ...........................................        (860,682)
Accumulated net realized loss on investment and
  foreign currency transactions ...........................................     (60,443,497)
Net unrealized depreciation of investments and
  foreign currency denominated assets and liabilities .....................      (7,182,812)
                                                                              -------------
                                                                              $ 219,710,972
                                                                              =============
Calculation of Maximum Offering Price Class A Shares Net asset value and redemption price per share ($157,440,982/20,869,253 shares of capital stock
  issued and outstanding) .................................................           $7.54
Sales charge--4.25% of public offering price ..............................             .33
                                                                                      -----
Maximum offering price ....................................................           $7.87
                                                                                      =====
Class B Shares
Net asset value and offering price per share
  ($49,400,993/6,976,972 shares of capital stock
  issued and outstanding) .................................................           $7.08
                                                                                      =====
Class C Shares
Net asset value and offering price per share
  ($12,187,711/1,721,304 shares of capital stock
  issued and outstanding) .................................................           $7.08
                                                                                      =====
Advisor Class Shares
Net asset value, redemption and offering price per share
  ($681,286/90,006 shares of capital stock
  issued and outstanding) .................................................           $7.57
                                                                                      =====


See notes to financial statements.


--------------------------------------------------------------------------------
                                     ALLIANCE WORLDWIDE PRIVATIZATION FUND o 17

STATEMENT OF OPERATIONS
Six Months Ended December 31, 2002 (unaudited)


Investment Income
Dividends (net of foreign taxes withheld
  of $206,220) .......................................................   $  2,020,599
Interest .............................................................          6,896    $  2,027,495
                                                                         ------------
Expenses
Advisory fee .........................................................      1,158,902
Distribution fee--Class A ............................................        245,147
Distribution fee--Class B ............................................        272,696
Distribution fee--Class C ............................................         65,359
Transfer agency ......................................................        670,186
Custodian ............................................................        218,686
Printing .............................................................         79,862
Administrative .......................................................         74,000
Audit and legal ......................................................         50,166
Registration .........................................................         38,968
Directors' fees ......................................................          9,000
Miscellaneous ........................................................          5,205
                                                                         ------------
Total expenses .......................................................                      2,888,177
                                                                                         ------------
Net investment loss ..................................................                       (860,682)
                                                                                         ------------
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency
Transactions Net realized gain (loss) on:
 Investment transactions ............................................                     (2,585,722)
 Foreign currency transactions ......................................                        464,397
Net change in unrealized appreciation/depreciation of:
 Investments ........................................................                    (17,519,543)
 Foreign currency denominated
   assets and liabilities ...........................................                       (513,978)

Net loss on investment and foreign
 currency transactions ...............................................                    (20,154,846)
                                                                                         ------------
Net Decrease in Net Assets from
 Operations ..........................................................                   $(21,015,528)
                                                                                         ============


See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

STATEMENT OF CHANGES
IN NET ASSETS

                                                   Six Months
                                                     Ended
                                                   December 31,     Year Ended
                                                      2002           June 30,
                                                  (unaudited)          2002
                                                 =============    ==============
Increase (Decrease) in Net Assets
from Operations
Net investment loss .........................    $    (860,682)    $ (1,910,176)
Net realized loss on investment and
  foreign currency transactions .............       (2,121,325)     (55,314,697)
Net change in unrealized
  appreciation/depreciation
  of investments and foreign
  currency denominated assets
  and liabilities ...........................      (18,033,521)       32,010,003
                                                 -------------     -------------
Net decrease in net assets from
  operations ................................      (21,015,528)     (25,214,870)
Capital Stock Transactions
Net decrease ................................      (24,506,943)     (73,189,694)
                                                 -------------     -------------
Total decrease ..............................      (45,522,471)     (98,404,564)
Net Assets
Beginning of period .........................       265,233,443      363,638,007
                                                  -------------    -------------
End of period ...............................     $ 219,710,972    $ 265,233,443
                                                  =============    =============


See notes to financial statements.


--------------------------------------------------------------------------------
                                     ALLIANCE WORLDWIDE PRIVATIZATION FUND o 19

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (unaudited)

NOTE A
Significant Accounting Policies
Alliance Worldwide Privatization Fund, Inc. (the "Fund") organized as a Maryland corporation on March 16, 1994, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge. Advisor Class shares are offered solely to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a


--------------------------------------------------------------------------------
20 o ALLIANCE WORLDWIDE PRIVATIZATION FUND pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.
Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Income and Expenses
All income earned and expenses incurred by the Fund are borne on a pro rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares also have no distribution fees).

6. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date.
Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent,


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 21
such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates
Under an investment advisory agreement, the Fund pays its Adviser, Alliance Capital Management L.P. (the "Adviser") a fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. Pursuant to the advisory agreement, the Fund paid $74,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended December 31, 2002.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $443,227 for the six months ended December 31, 2002.

For the six months ended December 31, 2002, the Fund's expenses were reduced by $2,919 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $824 from the sale of Class A shares and $7,718, $44,743 and $1,543 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended December 31, 2002.

Brokerage commissions paid on investment transactions for the six months ended December 31, 2002, amounted to $166,776, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution


--------------------------------------------------------------------------------
22 o ALLIANCE WORLDWIDE PRIVATIZATION FUND costs reimbursed by the Fund in the amount of $6,791,250 and $1,180,570 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $30,732,977 and $43,582,139, respectively, for the six months ended December 31, 2002. There were no purchases or sales of U.S. government or government agency obligations for the six months ended December 31, 2002.

At December 31, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation of investments was $34,099,439 and gross unrealized depreciation of investments was $41,315,511 resulting in net unrealized depreciation of $7,216,072, excluding foreign currency transactions.

NOTE E
Distributable Earnings

As of June 30, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses ..............  $(58,322,172)(a)
Unrealized appreciation/(depreciation) ............    10,666,138
Total accumulated earnings/(deficit) ..............  $(47,656,034)

(a) On June 30, 2002, the Fund had a net capital loss carryforward of $12,455,193 of which $2,674,544 expires in the year 2009, $9,780,649 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended June 30, 2002, the Fund deferred to July 1, 2002, post October capital losses of $45,815,505.


--------------------------------------------------------------------------------
                                     ALLIANCE WORLDWIDE PRIVATIZATION FUND o 23

Forward Exchange Currency Contracts
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sales commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses on foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At December 31, 2002, the Fund had no outstanding forward exchange currency contracts.

NOTE F
Capital Stock
There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C, and Advisor Class.

Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                               ====================================           ======================================
                                                               Shares                                          Amount
                                               ====================================           ======================================
                                                  Six Months                                     Six Months
                                                       Ended                                          Ended
                                                December 31,             Year Ended             December 31,           Year Ended
                                                        2002               June 30,                     2002             June 30,
                                                 (unaudited)                   2002              (unaudited)                 2002
                                               -------------------------------------------------------------------------------------
Class A
Shares sold ........................              8,103,282              20,653,456           $  59,659,178           $ 164,826,079
------------------------------------------------------------------------------------------------------------------------------------
Shares converted
  from Class B .....................                627,389                 318,650               4,580,183               2,614,278
------------------------------------------------------------------------------------------------------------------------------------
Shares redeemed ....................            (10,221,359)            (26,668,504)            (75,855,894)           (213,967,580)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease .......................             (1,490,688)             (5,696,398)          $ (11,616,533)          $ (46,527,223)
====================================================================================================================================



--------------------------------------------------------------------------------
24 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                               ====================================           ======================================
                                                               Shares                                          Amount
                                               ====================================           ======================================
                                                  Six Months                                     Six Months
                                                       Ended                                          Ended
                                                December 31,             Year Ended             December 31,           Year Ended
                                                        2002               June 30,                     2002             June 30,
                                                 (unaudited)                   2002              (unaudited)                 2002
------------------------------------------------------------------------------------------------------------------------------------
Class B
Shares sold ........................                499,966               1,021,040            $  3,505,725            $  7,839,994
------------------------------------------------------------------------------------------------------------------------------------
Shares converted
 to Class A ........................               (651,801)               (337,100)             (4,580,183)             (2,614,278)
------------------------------------------------------------------------------------------------------------------------------------
Shares redeemed ....................             (1,385,452)             (3,279,607)             (9,681,598)            (24,843,208)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease .......................             (1,537,287)             (2,595,667)           $(10,756,056)           $(19,617,492)
====================================================================================================================================

Class C
Shares sold ........................                974,041                 968,938            $  6,759,074            $  7,336,447
------------------------------------------------------------------------------------------------------------------------------------
Shares redeemed ....................             (1,266,263)             (1,838,098)             (8,848,111)            (13,945,850)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease .......................               (292,222)               (869,160)           $ (2,089,037)           $ (6,609,403)
====================================================================================================================================

Advisor Class
Shares sold ........................                 45,433                  62,339            $    334,631            $    484,912
------------------------------------------------------------------------------------------------------------------------------------
Shares redeemed ....................                (53,867)               (117,314)               (379,948)               (920,488)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease .......................                 (8,434)                (54,975)           $    (45,317)           $   (435,576)
====================================================================================================================================



NOTE G
Concentration of Risk
Investing in securities of foreign companies involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies. The Fund invests in securities issued by enterprises that are undergoing, or that have undergone, privatization. Privatization is a process through which the ownership and control of companies or assets in whole or in part are transferred from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Therefore, the Fund is susceptible to the government re-nationalization of these enterprises and economic factors adversely affecting the economics of these countries. In addition, these securities created through privatization may be less liquid and subject to greater volatility than securities of more developed countries.


--------------------------------------------------------------------------------
                                     ALLIANCE WORLDWIDE PRIVATIZATION FUND o 25

NOTE H
Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the facility during the six months ended December 31, 2002.


--------------------------------------------------------------------------------
26 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                          ===========================================================================
                                                                            Class A
                                          ===========================================================================
                                            Six Months
                                                 Ended
                                          December 31,
                                                  2002                        Year Ended June 30,
                                                          -----------------------------------------------------------
                                            (unaudited)     2002         2001         2000        1999          1998
                                          ---------------------------------------------------------------------------
Net asset value,
  beginning of period ...................      $  8.19    $  8.76     $  13.57     $  11.84     $  12.67     $  13.26
                                          ---------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income (loss)(a) .........         (.02)      (.03)         .02         (.04)          -0-         .10
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ..........................         (.63)      (.54)       (3.45)        2.83          .93          .85
                                          ---------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ...........         (.65)      (.57)       (3.43)        2.79          .93          .95
                                          ---------------------------------------------------------------------------
Less: Dividends and
Distributions
Dividends from net
  investment income .....................           -0-        -0-          -0-          -0-        (.12)        (.18)
Distributions from net
  realized gains on
  investment and foreign
  currency transactions .................           -0-        -0-       (1.37)       (1.06)       (1.64)       (1.36)
Distributions in excess of
  net realized gains on
  investments ...........................           -0-        -0-        (.01)          -0-          -0-          -0-
                                          ---------------------------------------------------------------------------
Total dividends and
  distributions .........................           -0-        -0-       (1.38)       (1.06)       (1.76)       (1.54)
                                          ---------------------------------------------------------------------------
Net asset value,
  end of period .........................      $  7.54    $  8.19      $  8.76     $  13.57     $  11.84     $  12.67
                                          ===========================================================================
Total Return
Total investment return
  based on net asset value(b) ...........        (7.94)%    (6.51)%     (26.81)%      24.26%        9.86%        9.11%
Ratios/Supplemental Data
Net assets, end of period
 (000's omitted) ........................     $157,441   $183,160   $  245,873     $394,665     $340,194     $467,960
Ratio to average net assets of:
 Expenses ...............................         2.27%(c)   2.10%        1.81%        1.74%(d)     1.92%(d)     1.73%
 Net investment income (loss) ...........         (.48)%(c)  (.40)%        .14%        (.31)%       (.01)%        .80%
Portfolio turnover rate .................           27%        43%          42%          67%          58%          53%



See footnote summary on page 31.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 27

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                          ===========================================================================
                                                                            Class B
                                          ===========================================================================
                                            Six Months
                                                 Ended
                                          December 31,
                                                  2002                        Year Ended June 30,
                                                          -----------------------------------------------------------
                                            (unaudited)     2002         2001         2000        1999          1998
                                          ---------------------------------------------------------------------------
Net asset value,
  beginning of period ....................      $ 7.72     $ 8.32      $ 13.06      $ 11.50      $ 12.37      $ 13.04
                                          ---------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income (loss)(a) ..........        (.05)      (.09)        (.07)        (.13)        (.08)         .02
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ...........................        (.59)      (.51)       (3.29)        2.75          .89          .82
                                          ---------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ............        (.64)      (.60)       (3.36)        2.62          .81          .84
                                          ---------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ......................          -0-        -0-          -0-          -0-        (.04)        (.15)
Distributions from net
  realized gains on
  investment and foreign
  currency transactions ..................          -0-        -0-       (1.37)       (1.06)       (1.64)       (1.36)
Distributions in excess of
  net realized gains on
  investments ............................          -0-        -0-        (.01)          -0-          -0-          -0-
                                          ---------------------------------------------------------------------------
Total dividends and
  distributions ..........................          -0-        -0-       (1.38)       (1.06)       (1.68)       (1.51)
                                          ---------------------------------------------------------------------------
Net asset value,
  end of period ..........................      $ 7.08     $ 7.72      $  8.32     $  13.06     $  11.50     $  12.37
                                          ===========================================================================
Total Return
Total investment return
  based on net asset value(b) ............       (8.29)%    (7.21)%     (27.37)%      23.45%        8.91%        8.34%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ........................      49,401    $65,724      $92,446     $160,847     $117,420     $156,348
Ratio to average net assets of:
  Expenses ...............................        3.05%(c)   2.89%(c)     2.56%       2.47%(d)     2.63%(d)      2.45%
  Net investment income (loss)............       (1.30)%(c) (1.19)%       (.64)%      (1.02)%      (1.43)%        .20%
Portfolio turnover rate ..................          27%        43%          42%          67%          58%          53%



See footnote summary on page 31.


--------------------------------------------------------------------------------
28 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                          ===========================================================================
                                                                            Class C
                                          ===========================================================================
                                            Six Months
                                                 Ended
                                          December 31,
                                                  2002                        Year Ended June 30,
                                                          -----------------------------------------------------------
                                            (unaudited)     2002         2001         2000        1999          1998
                                          ---------------------------------------------------------------------------
Net asset value,
  beginning of period ....................     $  7.72     $  .32      $ 13.05     $  11.50     $  12.37     $  13.04
Income From Investment
  Operations
Net investment income (loss)(a) . ........        (.05)      (.09)        (.06)        (.12)        (.08)         .05
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ...........................        (.59)      (.51)       (3.29)        2.73          .89          .79
Net increase (decrease) in net            ---------------------------------------------------------------------------
  asset value from operations ............        (.64)      (.60)       (3.35)        2.61          .81          .84
Less: Dividends and                       ---------------------------------------------------------------------------
Distributions
Dividends from net
  investment income ......................          -0-        -0-          -0-          -0-        (.04)        (.15)
Distributions from net
  realized gains on
  investment and foreign
  currency transactions ..................          -0-        -0-       (1.37)       (1.06)       (1.64)       (1.36)
Distributions in excess of
  net realized gains on
  investments ............................          -0-        -0-        (.01)          -0-          -0-          -0-
                                          ---------------------------------------------------------------------------
Total dividends and
  distributions ..........................          -0-        -0-       (1.38)       (1.06)       (1.68)       (1.51)
                                          ---------------------------------------------------------------------------
Net asset value,
  end of period ..........................     $  7.08    $  7.72      $  8.32     $  13.05     $  11.50     $  12.37
                                          ===========================================================================
Total Return
Total investment return
  based on net asset value(b) ............       (8.29)%    (7.21)%     (27.30)%      23.37%        8.91%        8.34%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ........................   $  12,188    $15,541          $23    $  39,598    $  20,397    $  26,635
Ratio to average net assets of:
  Expenses ...............................        3.04%(c)   2.85%        2.56%        2.44%(d)     2.63%(d)     2.44%
  Net investment income (loss) ...........       (1.29)%(c) (1.18)%       (.62)%       (.94)%      (1.44)%        .38%
Portfolio turnover rate ......... ........          27%        43%          42%          67%          58%          53%


See footnote summary on page 31.


--------------------------------------------------------------------------------
                                     ALLIANCE WORLDWIDE PRIVATIZATION FUND o 29

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                          ===========================================================================
                                                                          Advisor Class
                                          ===========================================================================
                                            Six Months
                                                 Ended
                                          December 31,
                                                  2002                        Year Ended June 30,
                                                          -----------------------------------------------------------
                                            (unaudited)     2002         2001         2000        1999          1998
                                          ---------------------------------------------------------------------------
Net asset value,
  beginning of period ............             $  8.21    $  8.76     $  13.53     $  11.77     $  12.63     $  13.23
                                          ---------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income (loss)(a) ..                (.01)      (.01)         .04           -0-         .02          .19
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions .....................              (.63)      (.54)       (3.43)        2.82          .93          .80
                                          ---------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ......              (.64)      (.55)       (3.39)        2.82          .95          .99
                                          ---------------------------------------------------------------------------
Less: Dividends and
Distributions
Dividends from net
  investment income ................                -0-        -0-          -0-          -0-        (.17)        (.23)
Distributions from net
  realized gains on
  investment and foreign
  currency transactions ............                -0-        -0-       (1.37)       (1.06)       (1.64)       (1.36)
Distributions in excess of
  net realized gains on
  investments ......................                -0-        -0-        (.01)          -0-          -0-          -0-
                                          ---------------------------------------------------------------------------
Total dividends and
  distributions ....................                -0-        -0-       (1.38)       (1.06)       (1.81)       (1.59)
                                          ---------------------------------------------------------------------------
Net asset value,
  end of period ....................            $ 7.57    $  8.21      $  8.76     $  13.53     $  11.77     $  12.63
                                          ===========================================================================
Total Return
Total investment return
  based on net asset value(b) ......             (7.80)%    (6.28)%     (26.58)%      24.68%       10.12%        9.48%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..................            $  681     $  808     $  1,343     $  2,506     $  1,610    $  1,716
Ratio to average net assets of:
  Expenses .........................              1.97%(c)   1.80%        1.50%        1.43%(d)     1.62%(d)     1.45%
  Net investment income (loss)......              (.21)%(c)  (.18)%        .38%         .01%         .37%        1.48%
Portfolio turnover rate ............                27%        43%          42%          67%          58%          53%



See footnote summary on page 31.


--------------------------------------------------------------------------------
30 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

(a) Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(c) Annualized.

(d) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:


                           Year Ended June 30,
                          --------------------
                           2000         1999
                          --------------------
     Class A ...........   1.73%        1.91%
     Class B ...........   2.46%        2.62%
     Class C ...........   2.43%        2.61%
     Advisor Class .....   1.42%        1.61%


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 31

GLOSSARY OF INVESTMENT TERMS

benchmark
A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

earnings
Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

index
A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)
The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

privatization
The process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization, a government or state enterprise to some form of private ownership.

sector
A group of securities that are similar with respect to maturity, type rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.


--------------------------------------------------------------------------------
32 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

Alliance Capital
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $387 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 580 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.


All information on Alliance Capital is as of 12/31/02.


--------------------------------------------------------------------------------
                                     ALLIANCE WORLDWIDE PRIVATIZATION FUND o 33

Alliance Capital At Your Service

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o Automatic Reinvestment
  You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o Automatic Investment Program
  Build your investment account by having money automatically transferred from your bank account on a regular basis.

o Dividend Direction Plans
  You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o Auto Exchange
  You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o Systematic Withdrawals
  Regular checks for specified amounts can be sent to you or to your brokerage or bank account. o E-Statements and Electronic Delivery Sign up to view your quarterly mutual fund, retirement or CollegeBoundfundSM account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o A Choice of Purchase Plans
  Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o Telephone Transaction
  Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o Alliance Answer: 24-Hour Information
  For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o The Alliance Advance
  A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
34 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS

Edward D. Baker, III, Senior Vice President
Thomas J. Bardong, Vice President
Russell Brody, Vice President
Jean Van De Walle, Vice President
Michael Levy, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian
Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109-3661

Principal Underwriter
Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004



(1)  Member of the Audit Committee


--------------------------------------------------------------------------------
                                     ALLIANCE WORLDWIDE PRIVATIZATION FUND o 35

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds
Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds
Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series
U.S. Large Cap Portfolio

Global & International Stock Funds
All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series
Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds
Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund

Taxable Bond Funds (continued)
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds
National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds
Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II





Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.



* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.
** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.
*** Alliance Global Dollar
    Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
36 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

Alliance Worldwide Privatization Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

AllianceCapital [LOGO] (R)
(R) These registered service marks used under license from the owner, Alliance Capital
Management L.P.

WWPSR1202